EXHIBIT 10.19(B)

SIDE LETTER NO. 2.                                                9th April 1998


                                                    Petrodrill Construction Inc.
                                                                       Suite 205
                                                                  Saffrey Square
                                                                   PO Box N 8188
                                                                          Nassau
                                                                         Bahamas

Daewoo Corporation &
Daewoo Heavy Industries Ltd.

Gentlemen,

                                  Hull No 3016

You have expressed a desire to make us an alternative proposal after the commencement of the contract regarding "neutral funding" of the Listed Items to be procured under the terms of the contract.

We confirm that we will be prepared to positively consider such a proposal provided that we are satisfied that:

      a) the funding proposed does indeed constitute "neutral funding" with no gain or loss being made by you; and

      b) that the KEXIM Refundment Guarantee provided in the terms of the contract is in no way prejudiced as regards either the Listed Items or the Construction Price.

Yours faithfully


/s/ DEREK LEACH
Derek Leach
Attorney-in-Fact

ACCEPTED ON BEHALF OF DAEWOO CORPORATION AND DAEWOO HEAVY INDUSTRIES LTD.

/s/ YOUNG-KYUN SHIN
YOUNG-KYUN SHIN
ATTORNEY-IN-FACT

9TH APRIL 9, 1998